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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 16, 1998


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


            California                  1-7850            88-0085720
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)     Identification No.)

     5241 Spring Mountain Road
       Post Office Box 98510
         Las Vegas, Nevada                              89193-8510
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237




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ITEM 5.      OTHER EVENTS

Southwest Gas Corporation (Southwest) reported today that second quarter 1998 operating results are expected to exceed the consensus street estimate by more than two-thirds. Similar to the first quarter when earnings also exceeded analysts estimates, Southwest attributes the improvement to cooler temperatures, which extended into the April and May billing periods, customer expansion in the 90s, and timely rate relief. Southwest expects to release second quarter operating results during the last week of July 1998.



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SOUTHWEST GAS CORPORATION



Date: July 16, 1998              /s/ EDWARD A. JANOV
                                -----------------------------
                                       Edward A. Janov
                                Vice President/Controller and
                                 Chief Accounting Officer
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